Derivatives And Hedging Activities (Contract Amounts Of Foreign Contracts, Interest Rate Swaps, Cross Currency Swaps And Commodity Futures) (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Derivatives And Hedging Activities [Abstract]
To sell foreign currencies	¥ 339,271	¥ 397,580
To buy foreign currencies	376,075	225,444
Cross currency swaps	123,586	47,668
Interest rate swaps		31,170
To sell commodity	156,458	128,411
To buy commodity	¥ 170,101	¥ 160,483